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                                                                   EXHIBIT 10.6

                                 LEASE CONTRACT

                             APPLIED DIGITAL ACCESS

                                       AND

                       ROSE HULMAN INSTITUTE OF TECHNOLOGY
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                                    CONTENTS

Section Number                                                             Page
--------------                                                             ----

SECTION 1:  THE LEASED PREMISES..............................................6
      1.1:  DESCRIPTION......................................................6
      1.2:  CONDITION........................................................6

SECTION 2:  THE TERM.........................................................7
      2.1:  PRIMARY TERM.....................................................7
      2.2:  OPTIONAL TERMS...................................................7

SECTION 3:  RENTS AND PAYMENTS...............................................7
      3.1:  RENT.............................................................7
      3.2:  ADDITIONAL RENTS.................................................7

SECTION 4:  USE OF THE LEASED PREMISES.......................................8
      4.1:  BUSINESS USE.....................................................8
      4.2:  GENERAL CONDITION................................................8
      4.3:  EXTERIOR USE.....................................................8
      4.4:  EXTERIOR APPEARANCE..............................................8
      4.5:  SIGNAGE..........................................................8
      4.6:  REFUSE AND HAZARDOUS SUBSTANCES..................................8
      4.7:  ACCESS TO THE LEASED PREMISES....................................9
      4.8:  SECURITY SYSTEM..................................................9
      4.9:  PARKING..........................................................9

SECTION 5:  MAINTENANCE, REPAIRS AND ALTERATIONS.............................9
      5.1:  MAINTENANCE AND REPAIRS BY THE LANDLORD..........................9
      5.2:  MAINTENANCE AND REPAIRS BY THE TENANT...........................10
      5.3:  ALTERATIONS. ...................................................10
      5.4:  CONSTRUCTION AND REPAIR INCONVENIENCE...........................10
      5.5:  EMERGENCY ACTIONS. .............................................11
      5.6:  JANITORIAL MAINTENANCE..........................................11

SECTION 6:  THE COMMON AREA.................................................11
      6.1:  DEFINITION......................................................11
      6.2:  USE OF THE COMMON AREA..........................................11
      6.3:  COMMON AREA MAINTENANCE ("CAM").................................11

SECTION 7:  PUBLIC UTILITY SERVICES.........................................12
      7.1:  EXISTING UTILITY SERVICES.......................................12
      7.2:  MODIFICATIONS TO UTILITIES......................................12
      7.3:  PAYMENT FOR UTILITIES...........................................12


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SECTION 8:  INDEMNITY AND INSURANCE.........................................12
      8.1:  INDEMNITY.......................................................12
      8.2:  LANDLORD'S INSURANCE............................................13
      8.3:  TENANT'S INSURANCE..............................................13
      8.4:  WAIVER OF SUBROGATION...........................................13
      8.5:  TENANT'S INSURANCE REIMBURSEMENT................................13
      8.6:  COMPLIANCE......................................................13

SECTION 9:  LOSS............................................................14
      9.1:  LOSS BY DAMAGE OR DESTRUCTION...................................14
      9.2:  LOSS BY EMINENT DOMAIN..........................................14

SECTION 10:  TAXES..........................................................15
      10.1:  TAXES PAID BY THE LANDLORD.....................................15
      10.2:  TAXES PAID BY THE TENANT.......................................15
      10.3:  REAL ESTATE TAX REIMBURSEMENT. ................................15

SECTION 11:  TERMS OF SUCCESSION............................................15
      11.1:  TERMS OF SUBLEASING............................................15
      11.2:  TERMS OF ASSIGNMENT............................................16
      11.3:  AGREEMENT BINDING ON SUCCESSORS................................16

SECTION 12:  DEFAULTS AND REMEDIES..........................................16
      12.1:  DEFINITION OF CONTRACT DEFAULTS................................16
      12.2:  REMEDIES.......................................................16
      12.3:  LANDLORD'S RIGHT OF RECOVERY...................................17
      12.4:  CONTRACT TERMINATIONS..........................................17
      12.5:  EXPENSE REIMBURSEMENT..........................................18
      12.6:  NO WAIVER PROVISION............................................18
      12.7:  EXCULPATION....................................................18

SECTION 13:  MISCELLANEOUS PROVISIONS.......................................19
      13.1:  APPROVED HOLDOVER OCCUPANCY....................................19
      13.2:  VACATING THE LEASED PREMISES...................................19
      13.3:  EXCLUSIVITY OF TERMS...........................................19
      13.4:  AMENDMENTS AND ADDENDA.........................................19
      13.5:  GOVERNING LAW..................................................19
      13.6:  SUBORDINATION AND NON-DISTURBANCE. ............................19
      13.7:  FORCE MAJEURE..................................................20
      13.8:  ESTOPPEL CERTIFICATE...........................................20
      13.9:  COMPLIANCE WITH LAWS...........................................20
      13.10:  AGENT'S AUTHORITY.............................................20
      13.11:  QUIET ENJOYMENT...............................................20


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SECTION 14:  NOTICES........................................................21

SECTION 15:  ACCEPTANCE AND EXECUTION.......................................21

NOTARIZATIONS...............................................................22

"EXHIBIT A".................................................................23

"EXHIBIT B".................................................................24

"EXHIBIT C".................................................................25

"EXHIBIT D".................................................................26


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                                 LEASE AGREEMENT

                                   RECITATIONS

      THIS LEASE AGREEMENT ("Lease"), made and entered into September 15, 1996, by and between Rose Hulman Institute of Technology, a private engineering college in the State of Indiana acting by and through its authorized leasing agent, Ragle and Company ("Landlord"), and Applied Digital Access, a corporation in the State of California, ("Tenant"), WITNESSETH THAT:

      WHEREAS the Landlord is the owner of certain property and improvements as described herein and is authorized and empowered to enter into this Lease, and

      WHEREAS the Tenant does now desire to lease from the Landlord certain facilities and/or property as described herein, now therefore

      The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord said facilities and/or property for and in consideration of the mutual covenants and conditions agreed upon by both parties as contained and described hereinafter.


                         SECTION 1: THE LEASED PREMISES

      1.1: DESCRIPTION. Upon and subject to all the provisions and terms of this Lease, the improvements and/or property being leased by the Tenant and affected by this Lease ("Leased Premises") is described and defined as a portion of 200 East Campus Drive, consisting of approximately 12,600 square feet of floor area, which space is situated in, and part of a facility commonly referred to as Aleph Park West ("Facility") located on the west side of State Highway 46 one mile south of Interstate 70, Vigo County, Indiana, along with the non-exclusive right to use common areas.

      Said Leased Premises are depicted in red on a site plan drawing attached hereto and labeled "Exhibit A" The legal descriptions, easements, variances and right-of-ways, both existing and future, recorded in the applicable deeds, titles and abstracts shall govern the boundaries and accessibility of the Leased Premises.

      1.2: CONDITION. Subject to the terms of this Lease, the Leased Premises are being leased in "as is" condition. Subject to the terms of this Lease, Tenant's commencement of occupancy shall be deemed its acceptance of the Leased Premises in its then existing condition. See "Exhibit C", attached hereto, for work to be performed by Landlord prior to Tenant's occupancy.

Landlord shall complete Landlord's Work no later than the Commencement Date, subject to punch list items and force majeure. Tenant shall complete work described in "Exhibit D," attached hereto and incorporated herein, (Tenant's Work") prior to Tenant's occupancy, subject to punch list items and force majeure. Landlord acknowledges and agrees that it has approved Tenant's Work. (Tenant's Work and Landlord's Work shall be referred to, collectively, as "Tenant Improvements").


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Landlord shall (1) deliver the Leased Premises to Tenant clean and free of debris and free from any material defect on the Commencement Date, and (2) warrants to the Tenant that (i) existing plumbing, electrical systems, fire sprinkler systems, lighting, air condition and heating systems and load doors, if any, in the Leased Premises, shall be in good operating condition on the Commencement Date, and (ii) the Leased Premises shall be in compliance with all government codes and regulations, including the Americans With Disabilities Act ("ADA") on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense.


                               SECTION 2: THE TERM

      2.1: PRIMARY TERM. The primary term for which this Lease shall remain in effect will be for a period of Twelve (12) consecutive months (1 year) , ("Primary Term"), which shall commence on the earlier of (i) completion of the Tenant's Improvements or, (ii) October 1, 1996 ("Commencement Date"). This Primary Term shall expire at midnight on the last day of the twelfth (12th) full month following the Commencement Date.

      2.2: OPTIONAL TERMS. The Tenant shall have Two (2) consecutive options to extend this Lease for additional consecutive terms of One (1) year each, ("Options"), which shall commence upon the expiration of the Primary Term or the prior Option term upon the Tenant's delivery of written notice to the Landlord, at least ninety (90) days prior to the expiration of the Primary Term or the immediately preceding Option term, indicating its intent to exercise the Option of the Leased Premises. The exercise of any Options shall be contingent upon the Tenant's full compliance and performance of all the terms and conditions set forth herein, within the applicable cure periods, as they pertained to the Tenant's previous term of occupancy. All Options shall be subject to all the terms and conditions contained herein.


                          SECTION 3: RENTS AND PAYMENTS

      3.1: RENT. For and in consideration of all the terms and conditions contained in this Lease, the Tenant shall pay to the Landlord, without demand, a regular monthly rental payment of Thirteen Thousand, One Hundred Twenty-Five Dollars ($13,125.00), beginning October 1, 1996, and no later than the first business day and in advance of each consecutive month thereafter, through and until the expiration of the Term or exercised Option term. The Tenant further agrees to make all payments to the Landlord by a check or draft drawn and payable to the Landlord and delivered and received by Landlord at the Landlord's address as stipulated and or modified by the Landlord in Section 14 of this Lease. Unpaid or late rents shall be subject to the penalties contained in
Section 12.2, hereinafter.

      3.2: ADDITIONAL RENTS. In addition to regular monthly rental payments, all sums that are payable by the Tenant to the Landlord under the terms of this Lease shall be considered additional rent. Additional rentals not paid within thirty (30) days after written notice from Landlord shall be subject to the penalties contained in Section 12.2 hereinafter.


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                      SECTION 4: USE OF THE LEASED PREMISES

      4.1: BUSINESS USE. The Tenant warrants that the Leased Premises will be used exclusively for the purposes of general office, research, light manufacturing, development and marketing. The Tenant further warrants that its use of the Leased Premises shall be conducted within full compliance of all federal, state and local laws, regulations and codes at all times. Any other use of the Leased Premises shall be strictly prohibited without the written consent of the Landlord which shall not be unreasonably withheld or delayed. Landlord represents and warrants that Tenant's use of the Leased Premises is permitted by all zoning and other applicable laws existing at the Commencement Date.

      4.2: GENERAL CONDITION. Throughout the entire term of this Lease, and notwithstanding the terms contained in Section 5, hereinafter, the Tenant shall maintain the Leased Premises in at least as good a condition as was present at the Commencement Date of this Lease normal wear and tear and casualty excepted. The Tenant further warrants that it will maintain the decor and cleanliness of its operation in a manner that is neat and befitting of a properly operated establishment of this type. The Tenant shall maintain its conduct, activity, noise levels or odors emitted from, or resulting from its use of the Leased Premises, to levels that are not a nuisance to other tenants and/or neighboring entities.

      4.3: EXTERIOR USE. The Tenant does hereby acknowledge that the primary function of the exterior area surrounding the Leased Premises is meant to provide access and accommodate those conducting business with the Landlord and other occupants of the Facility and property attached thereto. Any use of the exterior area surrounding the Leased Premises, for the purpose of promoting, merchandising, storage, or any other purpose is strictly prohibited without the prior consent of the Landlord.

      4.4: EXTERIOR APPEARANCE. The Tenant shall maintain the immediate exterior of the Leased Premises in a clean and neat manner excepting those obligations that are the Landlord's responsibility as described herein.

      4.5: SIGNAGE. The Tenant may install signs within the Leased Premises which are not visible from the exterior of the Leased Premises, without the consent of the Landlord. Any signs which are visible from the exterior of the Leased Premises, are subject to the prior written approval of the Landlord, which shall not be unreasonably withheld or delayed. All costs for installing, maintaining, repairing, changing and removing any signs on or about the Leased Premises shall be borne by the Tenant. The Tenant shall be responsible for procuring all necessary permits for, and comply with all applicable governmental regulations and codes with respect to any such signage on or about the Leased Premises.

      4.6: REFUSE AND HAZARDOUS SUBSTANCES. The Tenant shall keep all trash, refuse and other wastes in a proper and safe manner and in compliance with all governmental regulations and codes applicable to the correct storage, transport and disposal of all such waste. The Landlord shall arrange and pay for the reasonable removal of non-hazardous waste. The Tenant shall not cause or permit any hazardous substance or material (as may be defined at anytime during the course of this Lease by any governmental authority) to be brought upon, handled, stored, produced, emitted, discharged into the


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Leased Premises or the environment, disposed of or used upon, about, beneath, or above the Leased Premises, or the Landlord's property, by the Tenant, its agents, employees, contractors or invitees; provided Tenant shall be allowed to lawfully use and store normal and customary office products, including, without limitation, toner for copiers and printers, cleaning supplies, etc., in the normal course of business in the Leased Premises. The Tenant shall indemnify and defend the Landlord from any loss, liability, penalties, claims or orders by any person, entity or governmental authority resulting directly or indirectly from any claim arising from Tenant's use of hazardous material on or about the Leased Premises. Notwithstanding any other provision of this Lease, Landlord represents that as of the Commencement Date it is unaware of any Hazardous Substances contamination or condition in, on or under the Facility. Notwithstanding this representation, Landlord shall defend, protect, indemnify and hold Tenant harmless against and from all liability and claims of any kind for loss or damage to Tenant (including, but not limited to costs, expenses and reasonable attorney's fees) incurred, directly or indirectly, as a result of the existence of such Hazardous Substances contamination or condition, on, in or under the Facility that was not caused by Tenant or its agents, employees or invitees.

      4.7: ACCESS TO THE LEASED PREMISES. The Landlord warrants and represents that the Tenant, upon paying all rentals as contained herein and abiding by all the covenants and terms hereof, shall have the quiet enjoyment of the Leased Premises and reasonable access thereto, subject, however, to the Landlord's rights as contained herein. At all times, the Tenant agrees to maintain reasonable safety and security of the Leased Premises in the interest of its own property and that of the Landlord. The Landlord shall have the right, after reasonable notice, to enter the Leased Premises during all regular business hours for the purpose of inspecting, making repairs, modifications or exhibiting the Leased Premises to prospective buyers, lessees or mortgagees, so long as it shall not unreasonably interfere with the Tenant's operation. Further, the Landlord may enter the Leased Premises at anytime, after notifying the Tenant or in a potential emergency situation.

      4.8: SECURITY SYSTEM. Tenant shall have the use of the existing security system, which shall be shared with ICTT (the neighboring tenant). Tenant further shall have the right, at its sole cost and expense, to modify the security system as it deems appropriate (including, without limitation, installation of independent control units or system of access security cards). Tenant shall pay its pro rata share of the monthly security fees, wherein Tenant's pro rata share shall equal the square footage of the Leased Premises divided by the total leased and leasable square footage of the Facility.

      4.9: PARKING. Tenant shall have the non-exclusive right, in connection with its use and occupancy of the Leased Premises, to use a minimum of 35 parking spaces on a non-reserved basis at no additional cost to Tenant for Tenant's employees, agents, invitees, customers, suppliers or contractors.


                SECTION 5:  MAINTENANCE, REPAIRS AND ALTERATIONS

      5.1: MAINTENANCE AND REPAIRS BY THE LANDLORD. The Landlord shall be responsible for reasonable maintenance and repair to a good condition the structural portions of improvements situated on the Leased Premises, including foundations, roof, down spouts, gutters, incoming utility mains and canopies. Additionally, the Landlord shall be responsible for reasonable


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maintenance and repair to a good condition all plumbing, plumbing fixtures, water heaters, all HVAC equipment (HVAC meaning heating, ventilating and air conditioning) and the electrical system, which electrical repairs and maintenance shall be limited to electrical switching panels, breaker boxes and distribution wiring servicing the Leased Premises at Lease Commencement Date. The Landlord will repair such items referred to above in a reasonably timely and professional manner after being notified that such need exists. Landlord shall not cause an interference with Tenant's business or interruption or reduction in service to Tenant except to the extent required to do the repair work, and in such event Landlord shall minimize interference with tenant's use of the Leased Premises. Furthermore, the Landlord may repair or cause to be repaired any item for which it is the Tenant's responsibility to maintain, should the Tenant fail to take appropriate action to cure such condition within thirty (30) days following the Landlord's delivery of written notice, and the Tenant hereby agrees to fully reimburse the Landlord for any and all expenses incurred as a result of such actions taken by the Landlord.

      5.2: MAINTENANCE AND REPAIRS BY THE TENANT. Notwithstanding the items set forth in Section 5.1 herein, the Tenant shall be responsible for the maintenance and repair of all other non-structural, interior portions of the Leased Premises, including, but not limited to, floor coverings, walls, wall coverings, ceiling, interior lighting fixtures, signage fixtures, and other interior fixtures and decor not specifically defined herein and to keep the same in good and serviceable condition at Tenant's expense. The Tenant further agrees to notify the Landlord in a timely manner, of any condition requiring maintenance and/or repair that may be the Landlord's responsibility to perform, as defined herein. Notwithstanding these representations, Tenant shall be responsible to repair and restore any damage or casualty caused upon the Leased Premises by its actions or use thereon.

      5.3: ALTERATIONS. The Landlord reserves the right to physically alter or modify the Leased Premises or any portion of the common area and property attached thereto so long as such alteration does not unreasonably interfere with the Tenant's use of the Leased Premises as defined herein (See also, Section 5.4). The Tenant shall obtain the prior approval of the Landlord, which shall not be unreasonably withheld or delayed, before attempting any material changes to the interior of the Leased Premises or modifications or repairs that may affect the structure of the Facility or that may affect the incoming utility services. The Tenant's removable equipment or trade fixtures shall remain the property of the Tenant and may be removed by the Tenant on or before the expiration of this Lease, providing the Tenant repairs any damage to the Leased Premises resulting from such removal. Nothing in this Lease or any attachments hereto shall be deemed in any way as constituting the request or consent of the Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvements, alteration or repair of the Leased Premises as may be caused by the Tenant.

      5.4: CONSTRUCTION AND REPAIR INCONVENIENCE. The Landlord, at its sole discretion, may elect to effect repairs, maintenance or alterations to the Leased Premises or any improvements or property attached thereto. In such instances, the Tenant agrees to cooperate and grant the Landlord access, as necessary, to the Leased Premises during reasonable periods. Landlord shall not cause an interference with Tenant's business or interruption or reduction in service to Tenant except to the extent required to do the repair work, and in such event Landlord shall minimize interference with tenant's use of the Leased Premises. Should such repair or modification threaten to materially disrupt the Tenant's business operation to the extent that more than twenty-five percent (25%) of the Tenant's


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floor space is rendered unusable for the Tenant's normal business activity, then the Landlord shall make a reasonable effort to attain a mutually agreeable method to accommodate the Tenant's operational needs, which shall include the temporary and partial abatement of rent in proportion to the affected floor space. Excepting Landlord's or its employee's, agent's or contractor's negligence, willful misconduct or breach of this Lease, the Tenant shall hold the Landlord harmless from any and all claims arising from the affect of such repairs or modifications, whether within the confines of the Leased Premises or on any portion of the property attached thereto. The Landlord shall (which shall not include the employment of labor at overtime rates) minimize interference with the Tenant's business operations and access during periods of such work.

      5.5: EMERGENCY ACTIONS. If a condition arises in the Leased Premises or the Landlord's property attached thereto, where an immediate need for emergency action becomes necessary to avoid significant property damage or to reduce or eliminate a potentially life-threatening situation and the Tenant is unable to contact the Landlord or cannot take the time to contact the Landlord, then the Landlord hereby consents to the Tenant's reasonable and necessary actions taken to remedy such a condition. Furthermore, the Landlord agrees to reimburse the Tenant for any reasonable and justifiable costs incurred by the Tenant in taking such action, providing it was clearly taken in the best interest of both parties and was for a repair or maintenance item for which the Landlord is responsible under the terms of this Lease.

      5.6: JANITORIAL MAINTENANCE. Reasonable interior janitorial service shall be provided at no additional cost to the Tenant in accordance with "Exhibit B" attached hereto.


                           SECTION 6:  THE COMMON AREA

      6.1: DEFINITION. The common area is described and defined as being those areas contiguous with, but excluding leased or leasable areas that are provided for the uses defined hereinafter. Such areas may include, but may or may not be limited to parking areas, delivery areas, truck docks, sidewalks, landscaped areas, patios, outdoor break areas, ponds, private roadways and the appurtenances situated thereon.

      6.2: USE OF THE COMMON AREA. The Landlord agrees to allow its tenants, their employees, customers and invitees, the non-exclusive right to use the common area for purposes of parking, employee break area, delivery and access, only. Any other use of the common area is expressly prohibited without the prior approval of the Landlord. Further, the Landlord retains the right to designate particular portions of the common area for such use by the Tenant. Should the Landlord designate specific portions of said common areas for the Tenant's employee parking, break area, accessibility or delivery of goods, the Tenant agrees to enforce such action, provided such designation does not unreasonably interfere with Tenant's business operations.

      6.3: COMMON AREA MAINTENANCE ("CAM"). The Landlord shall make reasonable efforts, at its discretion, to maintain the common area in a good condition so as to provide the tenants, their employees, customers and invitees with reasonable ease of access to and from the Leased Premises. Such maintenance by Landlord shall include reasonable and best-effort attempts to reduce the


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accumulation of snow, ice and dirt in common area parking, traffic and walkways without assuming any liability to any of Tenant's employees, agents or invitees. The Landlord shall reserve the right to reconfigure, close off, reduce or alter all or any portion of the common area either temporarily or permanently, at any time, providing, however, Landlord shall make reasonable and best-effort attempts to insure that such action shall not unreasonably interfere with the Tenant's business use.



                       SECTION 7:  PUBLIC UTILITY SERVICES

      7.1: EXISTING UTILITY SERVICES. The Landlord will provide and maintain (unless maintained by the applicable utility company), reasonable access necessary for the Tenant to connect to such services for the supply of electricity, natural gas, water, sewer and telephone lines, so long as such services are available at this location and were present at the Commencement Date of this Lease. The Tenant understands that any one or more of the utility services described herein may be interrupted by reason of accident, emergency or repairs. Landlord shall interrupt or reduce services only to the extent required to remediate the situation causing the interruption and should minimize interference with Tenant's use of the Leased Premises. Except for Landlord's, or its employee's, agent's or contractor's negligence, willful misconduct or breach of this Lease, any such interruption shall not be construed as an eviction, default, breach or create any right of the Tenant to make any claim against the Landlord or release the Tenant from any of its obligations under the terms of this Lease. Further, in no event shall Landlord be liable for any consequential damages or loss of business by Tenant as a result of any such utility interruption.

      7.2: MODIFICATIONS TO UTILITIES. The Tenant agrees to obtain the prior written approval from the Landlord, which shall not be unreasonably withheld or delayed, before making any modifications to the Leased Premises which may in any way alter the existing utility services. Utility fixtures that are owned by the Tenant may be added or removed at the Tenant's discretion, so long as the incoming utility supply is adequately sized to accommodate such fixtures. The Tenant shall be required to obtain the prior written approval of the Landlord, which shall not be unreasonably withheld or delayed, before removing or altering any fixtures that are owned by the Landlord. The cost of any such utility modifications, if approved by Landlord, shall be solely borne by the Tenant.

      7.3: PAYMENT FOR UTILITIES. All normal and reasonable utility consumption charges for electricity, water, sewer, gas, but excluding telephone service, shall be borne by the Landlord.


                       SECTION 8:  INDEMNITY AND INSURANCE

      8.1: INDEMNITY. The Tenant shall protect, defend, indemnify and hold harmless the Landlord from and against all damages, claims, liabilities, costs and expenses (including reasonable attorney's fees) ("Claims") which (i) may occur within the Leased Premises, or (ii) is caused by the negligence or willful misconduct of Tenant or its employees or agents, unless any of the foregoing Claims arise from the negligence or willful misconduct of Landlord or Landlord's employees, agents, or contractors, or Landlord's breach of this Lease. The Landlord shall protect, defend, indemnify and hold harmless


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the Tenant from and against all damages, claims, liabilities, costs and expenses
(including reasonable attorney's fees) arising from Landlord's or Landlord's employees', agents' or contractors' negligence, willful misconduct or breach of this Lease.

      8.2: LANDLORD'S INSURANCE. The Landlord shall reasonably insure the property and improvements on which the Leased Premises are located for damage from fire and other customary risks (which shall not include coverage for earthquake or flood damage) in an amount adequate to fully and functionally replace the Leased Premises.

      8.3: TENANT'S INSURANCE. The Tenant agrees to maintain insurance coverage against the loss of its own property in, on or about the Leased Premises, by fire or other hazards as the Tenant deems necessary. The Tenant hereby releases the Landlord from any liability for damage to the Tenant's property excepting incidents caused by the willful misconduct or grossly negligent action of the Landlord, its employees or agents. The Tenant further warrants that such insurance policy shall contain a waiver of subrogation recognizing the Landlord's release from such liability. Additionally, each party of this Lease agrees to maintain in full force and effect during the term of this Lease, general liability insurance coverage with a minimum single-occurrence limit of one million dollars ($1.0 million) for any incident occurring on or about the Leased Premises and common areas resulting from the actions, negligence, conduct or operations of each respective party, their employees or agents. The Tenant further agrees to name Landlord as additional insured in such liability policy and, upon request, to provide the Landlord with proof of all such policies and any subsequent renewals, endorsements, modifications or cancellations.

      8.4: WAIVER OF SUBROGATION. Each party waives all rights of recovery against the other party, and its officers, employees, agents and representatives for any claims for loss or damage to person or property caused by or resulting from fire or any other risks insured against under any insurance policy in force at the time of such loss or damage. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all rights of recovery by way of subrogation against the other party in connection with any damage covered by such policy.

      8.5: TENANT'S INSURANCE REIMBURSEMENT. Should the cost of Landlord's insurance policies required by the terms herein be increased during the term of this Lease, then the Tenant agrees to pay its proportionate share of such increase. Said amount shall be calculated by subtracting the base insurance premium(s) due by the Landlord ("base" meaning the first insurance premiums due and payable during the first twelve months of this Lease), from the increased premiums, and dividing the difference by the total leased and leasable area (square footage) located in the Facility. The resulting quotient shall then be multiplied by the square footage of the Tenant's Leased Premises resulting in the proportionate share to be reimbursed by the Tenant. If the Tenant has occupied the Leased Premises for a period that is less than the policy year, then the Landlord shall adjust the aforementioned calculation to reflect only the Tenant's period of occupancy. The Landlord shall submit a descriptive invoice, detailing its calculation for such insurance recovery and the Tenant shall reimburse the Landlord within thirty (30) days thereafter.

      8.6: COMPLIANCE. Should any situation or condition within the Leased Premises adversely affect the Landlord's ability to procure or maintain adequate insurance coverage for the Facility, and should such condition be in the control of the Tenant, then the Tenant hereby agrees to comply with, and or remedy such condition within thirty (30) days of receiving written notification regarding the need for any corrective action on the part of the Tenant and subsequently agrees to notify the Landlord, in writing, when such actions have been completed.


                                SECTION 9:  LOSS

      9.1: LOSS BY DAMAGE OR DESTRUCTION. If, during the term of this Lease, one-third (1/3) or less of the Leased Premises or the Facility become damaged by fire or other casualty, then the Landlord shall restore or rebuild the Facility to a condition as practically similar to the original condition as is reasonable, and shall diligently do so within a reasonable and timely period. Should the Leased Premises be totally or partially untenable by reason of such restoration, then the Tenant's rental payments shall be abated in proportion to such untenable area until the area is suitable for Tenant's use as defined herein. Should (i) more than one third (1/3) of the Leased Premises or the Facility attached thereto incur damage or destruction, (ii) the Landlord and Tenant mutually determine that restoration and repair cannot be reasonably completed within ninety (90) days after the date of such damage, (iii) the Landlord fail to commence and diligently pursue such repair and restoration to completion within ninety (90) days, or (iv) the damage or destruction occur within the last six (6) months of the Lease Term, then the Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage or destruction. If neither party terminates this Lease, then Landlord shall promptly and diligently rebuild all of the damaged Facility to substantially the same condition as before such damage or destruction and continuing rentals or rental abatement shall apply as previously set forth in this paragraph. Should the Landlord elector Tenant elect to terminate this Lease, then this Lease shall thereupon terminate as of the day and date of such damage, providing all rentals and charges are proportionately paid through and until the date of said damage. All casualty insurance proceeds under policies procured by Landlord shall belong to Landlord.

      9.2: LOSS BY EMINENT DOMAIN. The term "public authority" as used in this Section shall include any corporation, firm, association or other entity, whether publicly or privately owned, having the power of eminent domain. The term "eminent domain" shall include the exercise of any similar governmental power or any purchase or other acquisition by such entity under the threat of such taking or condemnation. Should all or any portion of the Leased Premises or common areas attached thereto be taken by public authority under the power of eminent domain so as to substantially interfere with Tenant's use of the Leased Premises prior to such condemnation, then the Tenant shall have the option of canceling this Lease providing it supplies written notice to the Landlord of its intentions to do so and submits to the Landlord its proportional share of all rentals and other outstanding balances due, through and until the date of such taking. Should the Tenant not elect to cancel this Lease in the event of such taking and the Leased Premises are totally or partially untenable by reason of such taking, then the Tenant's rental payments shall be abated in proportion to such untenable area until the area is suitable for Tenant's use as defined herein. Landlord shall diligently restore the portion of the Leased Premises remaining useable to as near its former condition as reasonably possible.

      All damages awarded, or compensation paid for any such taking or conveyance shall become the sole property of the Landlord, whether such payments shall be awarded as compensation for diminution in value to the leasehold or for the reduction of any leased premises; provided, however, that Tenant shall have the right to make a claim and the Landlord shall not be entitled to any payments made to the Tenant for loss of business, or costs for moving to new lease space, or removing or loss of personal property and fixtures owned by the Tenant. Should such taking permanently reduce the area of the Leased Premises, the Landlord shall proportionately reduce Tenant's rentals, unless the Lease is terminated in which event Tenant shall have no liability for rent or the other obligations under this Lease.


                               SECTION 10:  TAXES

      10.1: TAXES PAID BY THE LANDLORD. The Landlord shall pay all real estate taxes levied on the Leased Premises and the facilities and property attached thereto.

      10.2: TAXES PAID BY THE TENANT. The Tenant agrees to pay any taxes or assessments levied against its operation, inventory or any other property it may own or cause to have located on or about the Leased Premises.

      10.3: REAL ESTATE TAX REIMBURSEMENT. Should the property on which the Leased Premises is situated be reassessed or incur any other levy or increase during the term of this Lease, then the Tenant agrees to reimburse the Landlord for its proportionate share of such an increase. Said reimbursable amount shall be calculated by subtracting the base tax due by the Landlord ("base" amount being the real estate taxes due and payable during the first twelve months of this Lease), from the increased tax amount and dividing the difference by the total leased and leasable area (square footage) of the Facility. The resulting quotient shall then be multiplied by the square footage of the Leased Premises resulting in the proportionate share owed by the Tenant. If the Tenant has occupied the Leased Premises for a period that is less than the taxable period affected, then the Landlord shall adjust the aforementioned calculation to reflect only the Tenant's period of occupancy. The Landlord shall submit an invoice within sixty (60) days of such tax payments detailing its calculation of said tax reimbursement, along with copies of Landlord's paid tax receipts. The Tenant shall reimburse the Landlord within thirty (30) days following the delivery of said invoice or be subject to the late fee penalties defined hereinafter. The following shall not constitute real estate taxes for purposes of this Lease: (A) any state, local, federal, personal or corporate income tax measured by the income of Landlord; (B) any estate, inheritance taxes, or gross rental receipts tax; (C) any franchise, succession or transfer taxes; (D) interest on taxes or penalties resulting from Landlord's failure to pay taxes;
(E) any increases in taxes attributable to additional improvements to Leased Premises unless the improvements were constructed by Tenant or at Tenant's request; (F) any increases in taxes attributable to change of ownership of all or any part of the Leased Premises or Facility resulting from the sale, refinancing, transfer of ownership or conveyance of the Leased Premises or Facility after the Commencement Date; (G) any taxes which are essentially payments to a governmental agency for the right to make improvements to the Leased Premises or surrounding area.


                        SECTION 11:  TERMS OF SUCCESSION

      11.1: TERMS OF SUBLEASING. The Tenant is prohibited from subletting all or any portion of the Leased Premises without first obtaining the expressed written consent of the Landlord, which shall not be unreasonably withheld or delayed. Should the Landlord consent to any such sublease, the Tenant shall remain primarily liable and responsible to the Landlord for the full and complete performance of all the terms and conditions in this Lease.

      11.2: TERMS OF ASSIGNMENT. Tenant is prohibited from assigning all or any portion of this Lease to a successor party without first obtaining the expressed written consent of the Landlord, which shall not be unreasonably withheld or delayed.

      11.3: AGREEMENT BINDING ON SUCCESSORS. The covenants, agreements and obligations contained herein shall extend to, bind and inure to the benefit not only to the parties hereto, but their respective personal representatives, heirs, successors and assigns.


                       SECTION 12:  DEFAULTS AND REMEDIES

      12.1: DEFINITION OF CONTRACT DEFAULTS. The occurrence of any one or more of the following events shall be deemed a contract default ("Default"):

(a) Should the Tenant cause the assignment, attachment or execution on or against the Leased Premises or any property attached thereto, representing it as property of the Tenant, and the same is not released or discharged within sixty
(60) days thereafter.

(b) Should the Tenant attempt to assign this Lease for the benefit of creditors.

(c) Should either party commence, or be forced into proceedings conducted in a court of competent jurisdiction for the purpose of adjudicating a reorganization, liquidation, dissolution, bankruptcy, insolvency, or for the court appointment of a receiver of the respective party's property and the same is not dismissed within sixty (60) days thereafter.

(d) Should the Tenant cause a mechanic's lien to be filed against the property or Facility on which the Leased Premises is situated and the same is not released, or otherwise provided for by indemnification, satisfactory to the Landlord within sixty (60) days of the filing of said lien.

(e) Should either party fail to perform any of its respective covenants contained in this Lease.

(f) Should Tenant fail to comply with all laws, regulations and codes of the local governing body of jurisdiction, the State of Indiana and the United States of America as they apply to the operation and use of the Leased Premises, and as they may be modified or amended from time to time during the term of this Lease.

      Should any such Default occur, then the non-defaulting party shall be hereby justified in taking further action as stipulated hereinafter.

      12.2: REMEDIES. In the event any such Default occurs, as heretofore defined (other than a

Default regarding any payment by the Tenant to the Landlord), then the non-defaulting party shall give written notice detailing such Default to the defaulting party and the defaulting party shall have thirty (30) days thereafter to cure such Default. Should such Default remain unremedied after said thirty
(30) day period, then unless the defaulting party has undertaken to cure the Default within thirty (30) days and diligently and continuously attempts to complete this cure as soon as reasonably possible, then the non-defaulting party shall have the option of pursuing any or all of the following further actions:
(a) curing the Default for the reimbursable account and at the cost of the defaulting party, (b) terminating this Lease, at which time the Tenant shall have thirty (30) days to vacate the Leased Premises in accordance with the terms of this Lease, (c) pursuing any other remedy available under this Lease or available in law or in equity.

      Any regular monthly rentals that are not postmarked or dispatched by the Tenant within five (5) days of their due dates as specified and defined herein shall be subject to a late fee assessment equaling One Hundred Dollars ($100.00) for each day such rental payment remains unpaid. Additional rents that are not paid within thirty (30) days of their invoice date shall incur and accrue interest at a rate equaling two percent (2%) higher than the then current national prime rate of interest as published in the Wall Street Journal. Said interest shall continue to be accrued, compounded monthly and remain payable until all payments due are paid in full to the Landlord. Furthermore, any breach by Tenant in paying Landlord any sums due under this Lease shall entitle Landlord to pursue any and all remedies afforded by this Lease for a default or available in law or in equity.

      12.3: LANDLORD'S RIGHT OF RECOVERY. Subsequent to the continuation of an unremedied Default as heretofore described and defined, the Landlord may lawfully re-enter the Leased Premises using such means as may be necessary, and remove all persons and property therefrom, and the Landlord shall not be liable to the Tenant for damages or other occurrences resulting from such re-entry. Such re-entry, repossession and or removal by the Landlord shall not be construed as a waiver, release or discharge of any obligations or liabilities of the Tenant as they pertain to this Lease for the full term hereof unless Landlord gives written notice of election to terminate this Lease. Upon repossessing the Leased Premises, the Landlord shall use reasonable effort to relet the Leased Premises. Should the Landlord elect to remove the Tenant's property from the Leased Premises for the purpose of reletting the same, said property shall be stored in a public warehouse or other similar facility at the expense and for the account of the Tenant and the Landlord shall not be liable for damage or costs incurred as a result of such action. Furthermore, the Landlord shall be entitled to hold all such property owned by the Tenant as security for any unpaid rentals and or other damages and expenses incurred by the Landlord as a result of such Default. The Landlord shall also have the right to cancel and terminate this Lease at anytime upon the continuance of a Default, but shall be entitled to lawfully collect from the Tenant, all damages, reasonable attorney's fees, leasing commissions and other similar expenses incurred by the Landlord prior to and during such Default, repossession and reletting resulting from said Default. Further, the Landlord shall be entitled to collect and or pursue by due process of law, any unpaid rental balances or other amounts due hereunder accrued through and until this Lease is terminated by the Landlord, plus any rental deficiencies resulting from the subsequent reletting of the Leased Premises, through the effective expiration date of this Lease.

      12.4: CONTRACT TERMINATIONS. Should either party elect to terminate the Lease for valid reasons heretofore described, then the party initiating such procedure shall give written notification, as stipulated herein, and the Tenant shall have thirty (30) days thereafter to remove its property from the

Leased Premises, providing the Landlord has not commenced repossession procedure as previously stipulated. Any property remaining on the Leased Premises after said thirty (30) day period shall become the property of the Landlord. The Tenant shall pay the Landlord all unpaid rentals and other amounts due, daily prorata share of the regular monthly rent, and any additional rents and/or payable reimbursements through and until the date the Tenant surrenders the Leased Premises to the Landlord. Such termination and payment(s) shall not release or waive any rights of Landlord to pursue any and all other remedies provided for in this Section 12.

      12.5: EXPENSE REIMBURSEMENT. If the Landlord incurs any expense for the purpose of curing or remedying a contract breach or Default after the applicable cure period by the Tenant or to enforce the terms of this Lease, then the expenses so incurred by the Landlord shall be deemed to be additional rent, subject to, and as defined in the Section addressing "Additional Rent". In the event litigation occurs between the two parties arising from the terms of this Lease, the party prevailing in such litigation shall be entitled to have all of costs, including reasonable attorney's fees, reimbursed by the non-prevailing party.

      12.6: NO WAIVER PROVISION. The violation or Default of any one or more of the terms and conditions contained herein by either party shall not constitute a waiver, release or discharge of that party's other obligations with respect to this Lease. Further, should a violating party remedy a Default, after the applicable cure period, such remedy shall not be construed as a release on the part of that party, and the other party shall have the right to pursue from the violating party, any reasonable expenses and/or damages incurred as a result of such previous violation. Additionally, any failure on the part of the Landlord to pursue any remedy for a Default shall neither be construed as a waiver, nor release the obligations of the Tenant as they pertain to the terms of this Lease, nor as a waiver of Landlords right to pursue any remedy for any subsequent default.

      12.7: EXCULPATION. Notwithstanding anything to the contrary contained in this Lease or in any amendment thereto it is expressly understood and agreed by and between the parties hereto that:

      (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in the Lease (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the Facility of which the Leased Premises are a part and not to any other assets of Landlord;

      (b) Except to the extent of Landlord's interest in the Facility, neither Rose-Hulman Institute of Technology, nor its Investment Management Committee nor Ragle & Company, nor any of their respective directors, Board of Managers, committee members, officers, employees or agents shall have any personal liability whatsoever with respect to any breach by Landlord of any of Landlord's Lease Undertakings; and

      (c) Except to the extent of Landlord's interest in the Facility, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings is assumed by or shall at any time be asserted or enforceable against Landlord or Ragle & Company or against any of their respective directors, Board of Managers, committee members, officers, employees, agents or representatives.


                      SECTION 13:  MISCELLANEOUS PROVISIONS

      13.1: APPROVED HOLDOVER OCCUPANCY. Should the Tenant remain in possession of the Leased Premises after the expiration of this Lease with the consent of the Landlord, then the Tenant shall be deemed as occupying the Leased Premises on a month-to-month term and shall continue to pay all rentals as were effective immediately prior to the Lease expiration, including all effective reimbursements, and shall be subject to all the other terms and conditions of this Lease insofar as they relate to month-to-month tenancy, prior to its expiration. Under the terms of such a month-to-month occupancy, either party shall give the other at least thirty (30) days prior notification before terminating this Lease, during which period all other terms, conditions and obligations of this Lease shall being performed by each of the respective parties.

      13.2: VACATING THE LEASED PREMISES. Upon the expiration or termination of this Lease, for whatever reason, the Tenant shall vacate and surrender the Leased Premises in at least as good a condition as was prevailing on the Commencement Date of this Lease, normal wear and tear, loss by casualty not caused by Tenant or condemnation, excepted. Tenant shall not be required to remove its improvements or the security system, as modified. Tenant shall have the right to remove its equipment, trade fixtures and furniture, except that Tenant shall repair any damage caused by its action or removals, and shall restore and surrender the Leased Premises in a condition similar to that prevailing on the Commencement Date, normal wear and tear and casualty excepted.

      13.3: EXCLUSIVITY OF TERMS. Both parties of this Lease acknowledge and agree that the terms and conditions contained herein are inclusive of each party's performance under the terms of this Lease and that all negotiations, considerations, representations and understandings between the two parties have been incorporated herein. No other terms, conditions, covenants or warranties, whether written or verbally implied shall be considered or construed to be a term of this Lease unless such condition is written and properly executed as an addendum to this Lease.

      13.4: AMENDMENTS AND ADDENDA. In the event a condition arises which, in the judgement of both parties, has not been adequately addressed in this Lease, then upon the two parties reaching a mutually acceptable resolution, an amendment shall be drawn in writing by the Landlord and shall contain reference to this Lease. Said amendment shall be dated and duly executed by both parties, thereby becoming a part of this Lease.

      13.5: GOVERNING LAW. The laws of the State of Indiana shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any individual provision(s) of this Lease shall not affect or impair any other provision.

      13.6: SUBORDINATION AND NON-DISTURBANCE. This Lease is, and shall be subject and subordinate at all times to any mortgages, liens or encumbrances resulting from any method of financing or refinancing by the Landlord, which may now or hereafter affect the Leased Premises, providing Tenant shall receive a Non-Disturbance Agreement from any lender, beneficiary or mortgagor warranting that neither this Lease, nor Tenant's possession will be disturbed so long as Tenant attorns to the record owner of the Leased Premises. The Tenant hereby attorns to any underlying mortgagee and shall promptly execute any certificate or other instrument which the Landlord or such mortgagee may request in confirmation of such subordination and attornment.

      13.7: FORCE MAJEURE. Whenever this Lease requires any physical act (other than the payments required herein) to be performed by or within a certain time, that time shall be extended by a period equal to any delays that have been caused by war, strikes, lockouts, civil commotion, uncontrollable material shortages, casualties, acts of God or any other condition of delay that is beyond the control of the party required to perform such act.

      13.8: ESTOPPEL CERTIFICATE. Within ten (10) days following the receipt of a written request from the Landlord, the Tenant shall execute, acknowledge and deliver to the Landlord or to any individual or entity designated by the Landlord, a written statement certifying: (a) that this Lease is in full force and effect and has not been modified (or, if modified, stating the nature of such modification), (b) the date to which the rentals have been paid, and (c) that there are no uncured Defaults (or specifying such Defaults if any are claimed). Furthermore, the Tenant agrees to provide as part of the estoppel certificate any other information reasonably requested by the Landlord. The Tenant hereby acknowledges that any such statement may be relied upon by any prospective purchaser or lender.

      13.9: COMPLIANCE WITH LAWS. Tenant shall comply with the requirements of municipal, county, state, federal and other applicable governmental authorities now in force, or which may hereafter be in force ("Applicable Laws"), pertaining to the interior, non-structural portion of the Leased Premises. Tenant shall not be required to pay for or make any structural changes or capital expenditures in or on the Leased Premises or common areas in order to comply with any Applicable Law unless such changes and expenditures are required to accommodate Tenant's particular use of the Leased Premises as defined herein. Subject to the foregoing, Landlord shall comply with all Applicable Laws pertaining to the Leased Premises and common areas.

      13.10: AGENT'S AUTHORITY. The Landlord, in consenting below to this Lease, signifies its approval of the terms and provisions of this Lease and authorizes Ragle & Company as its leasing agent to enter into this Lease on behalf of the Landlord and Ragle & Company is hereby appointed by Landlord as its agent for the purpose of administering and enforcing the terms hereof and until further notice from Landlord the Tenant may rely upon Ragle & Company as the Landlord's authorized leasing and management agent with who Tenant may deal pertaining to any term or provision of this Lease.

      13.11: QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenant, agreements and conditions of the Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereof, without hindrance from Landlord, or any party claiming under or through Landlord subject to the terms and conditions of this Lease and Landlord shall defend Tenant's right to such use and occupancy.

                              SECTION 14:  NOTICES

      Any notices or consents required in the provisions of this Lease shall be delivered in person, by mailing or courier to the addresses provided hereafter. Either party shall be required by the same means, to notify the other party of any change in its address contained herein.

To the Landlord's Authorized Agent: Ragle & Company
                                    P.O. Box 537
                                    Terre Haute, IN 47808
                                    C/O John G. Ragle


To the Tenant:                      Applied Digital Access
                                    9855 Scranton Road
                                    San Diego, CA 92121
                                    C/O James Keefe


                      SECTION 15:  ACCEPTANCE AND EXECUTION

      IN WITNESS WHEREOF, the Landlord and Tenant have each caused this Lease contract to be executed and effective by their duly authorized representatives affixing their signatures hereto as of the day and year first written above.


LANDLORD'S AUTHORIZED AGENT               TENANT:
Ragle and Company, Inc.                   Applied Digital Access Corp.

by:_________________________________      by:___________________________________
               (signature)                            (signature)


John G. Ragle, President                  James Keefe, Chief Financial Officer



Consented to by: Rose Hulman Institute of Technology


by:_____________________________________________

Printed Name:___________________________________

Title:__________________________________________

                                  NOTARIZATIONS

STATE OF INDIANA )
                 )  SS:
COUNTY OF VIGO   )

      Before me, a Notary Public within and for said County and State, on this _____________________ day of _______________________________________,
19________, personally appeared John G. Ragle, known to me to be the duly authorized representative of Rose Hulman Institute of Technology, (the Landlord), a private Indiana college, of whom having been sworn, acknowledged the execution of the foregoing contract for and on behalf of the said party.

WITNESS my hand and Notarial Seal.


_______________________________
Notary Public             (signature)
                                     (seal)
_______________________________
Notary Public            (printed name)
My County of Residence_________________
My Commission Expires__________________

* * * * * * *

STATE OF _________________________ )
                                   ) SS:
COUNTY OF                          )

      Before me, a Notary Public within and for said County and State, on this __________________ day of ____________________________________________________,
19________, personally appeared
________________________________________________________, known to me to be the duly authorized representative of
_____________________________________________________ (the Tenant), a
corporation/resident of the State of _________________________________, of whom having been sworn, acknowledged the execution of the foregoing contract for and on behalf of said party.

WITNESS my hand and Notarial Seal.


____________________________________________
Notary Public                   (signature)
                                                             (seal)
____________________________________________
Notary Public                  (printed name)
My County of Residence_________________________
My Commission Expires__________________________

                            (Insert "EXHIBIT A" Here)

                                     "EXHIBIT B"
                             Janitorial Service Outline
                                        For
                               Applied Digital Access

Daily Service (3x per week)
      Empty all trash receptacles and replace liners as necessary including front entry and ashtray container.
      Remove all collected trash to designated area.
      Refill dispensers, empty trash, clean and sanitize all restroom fixtures, wipe all counters, clean mirrors, wipe chrome, spot wipe partitions, sweep and damp mop floors using a germicidal cleaner, clean and sanitize showers.
      Empty all trash receptacles and replace liners as necessary.
      Remove all collected trash to designated area.
      Dust mop all hard surface floors with treated or electrostatic dust mop. Ensure coffee maker is turned off.

Weekly Service (2x per week)
      Vacuum all carpeted traffic lane areas.
      Mop all stains and spills, especially coffee and drink spills.

Weekly Service (1x per week)
      Dust all horizontal surfaces.
      Spot clean all walls, light switches and doors.
      Fully vacuum all carpets from wall to wall.
      Clean both sides of all glass doors and side glass.
      Damp mop entire area.
      Dust mop all hard surface floors with treated or electrostatic dust mop. Sweep entire front sidewalk.

Monthly Service (1x per month)
      Dust high and low areas (e.g., pictures, clocks, partition tops, etc.) Dust wipe all telephones including ear and mouth piece.
      Using approved spotter, spot clean carpeted area.
      Completely clean both sides of all exterior ground level windows.
      Wipe clean office furniture.
      Vacuum all upholstered furniture.
      Dust venetian blinds.

Quarterly Service (every 4 months)
      Machine scrub hard surface floor.
      Using a high speed floor machine spray buff all hard surface area.

Bi-Yearly (every 6 months)
      Hot water extract (steam clean) carpeting using high pressure extraction equipment.
      Clean all partition glass.

Yearly (1x per year)
      Machine scrub hard surface floor and apply one coat of polish, allow to dry, then buff.

      Strip hard surface floor and recoat with three coats of floor wax.


                                    "EXHIBIT C"

                                  Landlord's Work

The following work is to be completed by Landlord:

1. Two (2) doors leading to ICTT's portion of the Facility are to be removed, closed in with drywall, painted and trim installed as appropriate.

2. Repair the two inch gap on bottom of the overhead garage door panel and repair water damage to carpet resulting from water penetrating through gap in garage door.

                                    "EXHIBIT D"

                                   Tenant's Work

The following work is to be completed to the Leased Premises by Tenant:

Attached hereto and incorporated herein is Tenant's scope of work and plans for Tenant's Work.

1. New entrance doors with window walls to enclose vestibule.

2. Extend sidewalk to the new entrance and demo bushes.

3. Install exit signs per code.

4. Demo existing walls to create hallway.

5. Demo training room walls.

6. Columns are load bearing and will be incorporated in cubicle layout.

7. Construct 3/4 high walls similar to design provided.

8. Reception desk and storage cabinets as shown on sketches.

9. Painting/finishing of all existing/new walls/plate covers over large conduits and remove those required by owner.

10. New floor to separate ICTT entrance.

11. Resize office to become locked storage rooms located off of new hallway per drawings.

12. Remove wall at copier area (manager CPT).

13. Provide mechanical, electrical and tile flooring in southwest computer lab which includes temp. Controls, power for 25 computer stations and a separate unit to service this room only but does not include humidification controls.

14. Repair/replace carpet effected by wall demolition with existing carpet.

15. Repair/replace ceiling tile damaged or stained.

16. Provide new floor base on new walls and repair any loose base throughout.

17. Relocate ceiling lighting as required per cubical layout.


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18. Included a budget for lobby furniture. ($2,500.00)

19. Removal of installed floor-to-ceiling Herman Miller partitions/walls.

20. Re-install Herman Miller partitions/spot cleaning per original layout.

21. Change all light switches/covers to white.

22. Enclosed coat room with bi-fold doors for storage area.

23. Final cleaning and general office cleaning.


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